UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2016 (May 12, 2016)

Date of Report (Date of earliest event reported)

HARTE HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                        Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 12, 2016, at which stockholders voted on the items below as indicated.

(1)     Election of two Class II directors to serve until the Company’s 2019 Annual Meeting of Stockholders:

	Number of Shares Voted			Broker
Nominee	For	Against	Abstain	Non-Votes
Stephen E. Carley	45,374,004	4,470,834	48,622	6,262,754
William F. Farley	45,993,113	3,851,637	48,710	6,262,754

(2)     Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2016:

Number of Shares Voted
For	Against	Abstain
53,197,510	2,918,517	40,187

For more information on the foregoing proposals, see the Company’s proxy statement dated April 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: May 13, 2016

By:	/s/ Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary